UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 7, 2022

SUNCOKE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35243	90-0640593
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1011 Warrenville Road, Suite 600 Lisle, Illinois	60532
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (630) 824-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

SunCoke Energy, Inc. (the “Company”) announced the appointment of Mr. Mark W. Marinko, as the Company’s Senior Vice President and Chief Financial Officer, effective March 7, 2022. Biographical information on Mr. Marinko is included in the press release announcing his appointment, and is incorporated by reference into this Item 5.02.

In connection with his appointment as Senior Vice President and Chief Financial Officer, the Company’s Board of Directors approved the following material terms of Mr. Marinko’s compensation:

•	Salary: Initial base salary of $470,000 per year.

•	Annual Incentive: His target annual cash bonus under the SunCoke Energy, Inc. Annual Incentive Plan will be 75% of base salary.

•

Long-Term Incentives: Following approval by the Compensation Committee of the Company’s Board of Directors, effective as of March 7, 2022, Mr. Marinko received long-term incentive compensation awards equal in value to $470,000, comprised of: (i) equity awards valued at $352,500, granted under the SunCoke Energy, Inc. Long-Term Performance Enhancement Plan, split in value as two-thirds Restricted Stock Units and one third Performance Share Units; and (ii) $117,500 awarded under the SunCoke Energy, Inc. Long-Term Cash Incentive Plan.

•	Other: In addition, Mr. Marinko will be eligible to participate in the Company’s executive severance plans and its comprehensive benefit plans, including 401(k) defined contribution and related plans.

A copy of the press release announcing the appointment of Mr. Marinko as the Company’s Senior Vice President and Chief Financial Officer is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Marinko does not have any family relationship with any of the Company’s directors or executive officers or any persons nominated or chosen by the Company to be a director or an executive officer. He has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SunCoke Energy, Inc. Press Release dated March 7, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNCOKE ENERGY, INC.

By:	/s/ John J. DiRocco, Jr.
John J. DiRocco, Jr.
Vice President, Assistant General Counsel and Corporate Secretary

Date: March 7, 2022